Exhibit 99.1

FOR IMMEDIATE RELEASE
May 9, 2023	Nasdaq Capital Markets - GTIM

GOOD TIMES RESTAURANTS REPORTS RESULTS FOR
THE SECOND FISCAL QUARTER ENDING MARCH 28, 2023

(DENVER, CO) Good Times Restaurants Inc. (Nasdaq: GTIM), operator of the Bad Daddy’s Burger Bar and Good Times Burgers & Frozen Custard restaurant brands, today reported financial results for the second fiscal quarter ended March 28, 2023.

Key highlights of the Company’s financial results include:

•	Total Revenues for the quarter increased 3.5% to $34.8 million compared to fiscal 2022 second quarter

•	Total Restaurant Sales for Bad Daddy’s restaurants were $26.3 million for the quarter

•	Same Store Sales[1] for company-owned Bad Daddy’s restaurants increased 4.6% for the quarter

•	Total Restaurant Sales for Good Times restaurants were $8.2 million for the quarter

•	Same Store Sales for company-owned Good Times restaurants increased 7.6% for the quarter

•	Net Income Attributable to Common Shareholders was $10.6 million for the quarter, including a $10.0 million income tax benefit

•	Adjusted EBITDA[2] (a non-GAAP measure) for the quarter was $1.5 million

•	The Company ended the quarter with $5.4 million in cash and no long-term debt

Ryan M. Zink, the Company’s Chief Executive Officer, said, “I am pleased to report a strong second fiscal quarter with positive same store sales and improved year-over-year growth at both brands and improved profit and EBITDA.”

Mr. Zink continued, “Subsequent to the end of the quarter we amended and restated our credit facility with Cadence Bank which extended the term for five years. Though we are not currently in a borrowing position, this facility will provide us with committed capital for discretionary use. We recently began construction on our upcoming Bad Daddy’s in Huntsville, Alabama, for which we anticipate a late summer opening. We are entering the second half of the year from a position of strength and we are looking towards a strong summer at both brands that will continue to demonstrate our relevance with our guests as well as our strong and mindful commitment to our brands.”

“I once again thank our management and restaurant teams who continue to impress our guests with great food and beverage and stellar service, and our positive sales at both brands are evident of their continued commitment,” Zink concluded.

Conference Call: Management will host a conference call to discuss its second quarter 2023 financial results on Thursday, May 9, 2023 at 3:00 p.m. MT/5:00 p.m. ET. Hosting the call will be Ryan M. Zink, its Chief Executive Officer and Matthew Karnes, its Senior Vice President of Finance.

The conference call can be accessed live over the phone by dialing 888-210-2831 and entering Participant access code 3024033. The conference call will also be webcast live from the Company's corporate website www.goodtimesburgers.com. An archive of the webcast will be available at the same location on the corporate website shortly after the call has concluded.

About Good Times Restaurants Inc.: Good Times Restaurants Inc. (GTIM) owns, operates, and licenses 40 Bad Daddy’s Burger Bar restaurants through its wholly-owned subsidiaries. Bad Daddy’s Burger Bar is a full-service “small box” restaurant concept featuring a chef-driven menu of gourmet signature burgers, chopped salads, appetizers and sandwiches with a full bar and a focus on a selection of craft beers in a high-energy atmosphere that appeals to a broad consumer base. Additionally, through its wholly owned subsidiaries, Good Times Restaurants Inc. owns, operates and franchises 31 Good Times Burgers & Frozen Custard restaurants primarily in Colorado. Good Times is a regional quick-service concept featuring 100% all-natural burgers and chicken sandwiches, signature wild fries, green chili breakfast burritos and fresh frozen custard desserts.

_____________________________

1 Same store sales are a metric used in evaluating the performance of established restaurants and is a commonly used metric in the restaurant industry. Same store sales for our brands are calculated using all units open for at least 18 full fiscal months and use the comparable operating weeks from the prior year to the current year quarter’s operating weeks.

2 For a reconciliation of Adjusted EBITDA to the most directly comparable financial measures presented in accordance with GAAP and a discussion of why the Company considers them useful, see the financial information schedules accompanying this release.

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Forward Looking Statements Disclaimer: This press release contains forward looking statements within the meaning of federal securities laws. The words “intend,” “may,” “believe,” “will,” “should,” “anticipate,” “expect,” “seek” and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward-looking statements. Such risks and uncertainties include, among other things, the market price of the Company's stock prevailing from time to time, the nature of other investment opportunities presented to the Company, the Company's financial performance and its cash flows from operations and general economic conditions, which could adversely affect the Company's results of operations and cash flows. These risks also include such factors as the disruption to our business from the COVID-19 pandemic and the impact of the pandemic on our results of operations, financial condition and prospects which may vary depending on the duration and extent of the pandemic and the impact of federal, state and local governmental actions and customer behavior in response to the pandemic, the impact and duration of staffing constraints and wage increases for employees at our restaurants, the impact of supply chain constraints and the current inflationary environment, the uncertain nature of current restaurant development plans and the ability to implement those plans and integrate new restaurants, delays in developing and opening new restaurants because of weather, local permitting or other reasons, increased competition, cost increases or shortages in raw food products, and other matters discussed under the Risk Factors section of Good Times’ Annual Report on Form 10-K for the fiscal year ended September 27, 2022 filed with the SEC, and other filings with the SEC.

Good Times Restaurants Inc. CONTACTS:

Ryan M. Zink, Chief Executive Officer (303) 384-1432

Christi Pennington (303) 384-1440

Category: Financial

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Good Times Restaurants Inc.

Unaudited Supplemental Information

(In thousands, except per share amounts)

	Quarter Ended (13 weeks)		Year-to-Date (26 weeks)
	March 28, 2023	March 29, 2022	March 28, 2023	March 29, 2022
NET REVENUES:
Restaurant sales	$34,568	$33,364	$67,747	$66,040
Franchise revenues	217	233	432	473
Total net revenues	34,785	33,597	68,179	66,513

RESTAURANT OPERATING COSTS:
Food and packaging costs	10,655	10,457	21,262	20,683
Payroll and other employee benefit costs	11,989	11,555	23,537	22,732
Restaurant occupancy costs	2,428	2,377	4,886	4,705
Other restaurant operating costs	4,826	4,667	9,318	8,805
Preopening costs	30	-	30	50
Depreciation and amortization	911	1,013	1,821	1,997
Total restaurant operating costs	30,839	30,069	60,854	58,972

General and administrative costs	2,297	2,577	4,672	5,282
Advertising costs	778	812	1,672	1,453
Franchise costs	-	6	3	11
Impairment of long-lived assets	76	1,753	76	1,753
Gain on restaurant asset sale and lease termination	(22)	(43)	(22)	(657)
Litigation contingencies	-	332	-	332

INCOME (LOSS) FROM OPERATIONS:	817	(1,909)	924	(633)

Interest and other expense, net	(26)	(11)	(38)	(29)

NET INCOME (LOSS) BEFORE INCOME TAXES:	791	(1,920)	886	(662)

Provision for income taxes	9,952	-	9,952	(8)

NET INCOME (LOSS):	$10,743	$(1,920)	$10,838	$(670)
Income attributable to non-controlling interests	(122)	(230)	(344)	(1,150)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$10,621	$(2,150)	$10,494	$(1,820)

NET INCOME (LOSS) PER SHARE, ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Basic	$0.90	$(0.17)	$0.88	$(0.15)
Diluted	$0.89	$(0.17)	$0.88	$(0.15)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	11,818,651	12,527,625	11,930,140	12,525,048
Diluted	11,884,123	12,527,625	11,985,254	12,525,048

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Good Times Restaurants Inc.

Unaudited Supplemental Information

(In thousands)

Balance Sheet Data	March 28, 2023	September 27, 2022
Cash and cash equivalents	$5,367	$8,906

Current assets	$9,036	$11,875

Total assets	$91,896	$86,388

Current liabilities	$15,370	$12,897

Shareholders’ equity	$33,329	$27,788

Supplemental Information for Company-Owned Restaurants (dollars in thousands):

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard
	Second Quarter (13 weeks)		Year-to-Date (26 weeks)		Second Quarter (13 weeks)		Year-to-Date (26 weeks)
	2023	2022	2023	2022	2023	2022	2023	2022
Restaurant sales	$26,342	$25,447	$51,507	$50,037	$8,226	$7,917	$16,240	$16,003
Restaurants opened or acquired during period	-	1	-	1	-	-	-	-
Restaurants closed during period	1	-	1	-	-	1	-	1
Restaurants open at period end	39	40	39	40	23	23	23	23

Restaurant operating weeks	507	508	1,027	1,015	299	311	598	623

Average weekly sales per restaurant	$52.0	$50.1	$50.2	$49.3	$27.5	$25.5	$27.2	$25.7

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Reconciliation of Non-GAAP Measurements to U.S. GAAP Results

Reconciliation of Non-GAAP Restaurant-Level Operating Profit to Income (Loss) from Operations

(In thousands, except percentage data)

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard				Good Times Restaurants Inc.
	----------------------------------------------------Quarter Ended (13 Weeks)----------------------------------------------------
	March 28, 2023		March 29, 2022		March 28, 2023		March 29, 2022		March 28, 2023	March 29, 2022
Restaurant sales	$26,342	100.0%	$25,447	100.0%	$8,226	100.0%	$7,917	100.0%	$34,568	$33,364
Restaurant operating costs (exclusive of depreciation and amortization and preopening, shown separately below):
Food and packaging costs	8,052	30.6%	7,972	31.3%	2,603	31.6%	2,485	31.4%	10,655	10,457
Payroll and benefits costs	9,143	34.7%	8,736	34.3%	2,846	34.6%	2,819	35.6%	11,989	11,555
Restaurant occupancy costs	1,693	6.4%	1,679	6.6%	735	8.9%	698	8.8%	2,428	2,377
Other restaurant operating costs	3,811	14.5%	3,670	14.4%	1,015	12.3%	997	12.6%	4,826	4,667
Restaurant-level operating profit	$3,643	13.8%	$3,390	13.3%	$1,027	12.5%	$918	11.6%	$4,670	$4,308

Franchise revenues									217	233
Deduct - Other operating:
Depreciation and amortization									911	1,013
General and administrative									2,297	2,577
Advertising costs									778	812
Litigation contingencies									-	332
Franchise costs									-	6
Impairment of long-lived assets									76	1,753
Gain on restaurant asset sale and lease termination									(22)	(43)
Pre-opening costs									30	-
Total other operating									4,070	6,450

Income (loss) from operations									$817	$(1,909)

Certain percentage amounts in the table above may not total due to rounding as well as the fact that restaurant operating costs are expressed as a percentage of restaurant revenues (as opposed to total revenues).

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Reconciliation of Non-GAAP Measurements to U.S. GAAP Results

Reconciliation of Non-GAAP Restaurant-Level Operating Profit to Income (Loss) from Operations

(In thousands, except percentage data)

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard				Good Times Restaurants Inc.
	----------------------------------------------------Year-to-Date Period Ended (26 weeks)----------------------------------------------------
	March 28, 2023		March 29, 2022		March 28, 2023		March 29, 2022		March 28, 2023	March 29, 2022
Restaurant sales	$51,507	100.0%	$50,037	100.0%	$16,240	100.0%	$16,003	100.0%	$67,747	$66,040
Restaurant operating costs (exclusive of depreciation and amortization, and preopening, shown separately below:
Food and packaging costs	16,025	31.1%	15,784	31.5%	5,237	32.2%	4,899	30.6%	21,262	20,683
Payroll and benefits costs	17,898	34.7%	17,154	33.3%	5,639	34.7%	5,578	34.9%	23,537	22,732
Restaurant occupancy costs	3,425	6.6%	3,327	6.6%	1,461	9.0%	1,378	8.6%	4,886	4,705
Other restaurant operating costs	7,333	14.2%	6,955	13.9%	1,985	12.2%	1,850	11.6%	9,318	8,805
Restaurant-level operating profit	$6,826	13.3%	$6,817	13.6%	$1,918	11.8%	$2,298	14.4%	$8,744	$9,115

Franchise revenues									432	473
Deduct - Other operating:
Depreciation and amortization									1,821	1,997
General and administrative									4,672	5,282
Advertising costs									1,672	1,453
Litigation contingencies									-	332
Franchise costs									3	11
Impairment of long-lived assets									76	1,753
Gain on restaurant asset sale and lease termination									(22)	(657)
Pre-opening costs									30	50
Total other operating									8,252	10,221

Income (loss) from operations									$924	$(633)

Certain percentage amounts in the table above may not total due to rounding as well as the fact that restaurant operating costs are expressed as a percentage of restaurant revenues (as opposed to total revenues).

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The Company believes that restaurant-level operating profit is an important measure for management and investors because it is widely regarded in the restaurant industry as a useful metric by which to evaluate restaurant-level operating efficiency and performance. The Company defines restaurant-level operating profit to be restaurant revenues minus restaurant-level operating costs, excluding restaurant closures and impairment costs. The measure includes restaurant-level occupancy costs, which include fixed rents, percentage rents, common area maintenance charges, real estate and personal property taxes, general liability insurance and other property costs, but excludes depreciation. The measure excludes depreciation and amortization expense, substantially all of which is related to restaurant level assets, because such expenses represent historical sunk costs which do not reflect current cash outlay for the restaurants. The measure also excludes selling, general and administrative costs, and therefore excludes occupancy costs associated with selling, general and administrative functions, and pre-opening costs. The Company excludes restaurant closure costs as they do not represent a component of the efficiency of continuing operations. Restaurant impairment costs are excluded because, like depreciation and amortization, they represent a non-cash charge for the Company’s investment in its restaurants and not a component of the efficiency of restaurant operations. Restaurant-level operating profit is not a measurement determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered in isolation, or as an alternative, to income from operations or net income as indicators of financial performance. Restaurant-level operating profit as presented may not be comparable to other similarly titled measures of other companies. The tables above set forth certain unaudited information for the current and prior year fiscal quarters and year-to-date periods for fiscal 2023 and fiscal 2022, expressed as a percentage of total revenues, except for the components of restaurant operating costs, which are expressed as a percentage of restaurant revenues.

Reconciliation of Net Income to Non-GAAP Adjusted EBITDA (Thousands of US Dollars)

	Quarter Ended (13 weeks)		Year-to-Date (26 weeks)
	March 28, 2023	March 29, 2022	March 28, 2023	March 29, 2022
Adjusted EBITDA:
Net Income (Loss), as reported	$10,621	$(2,150)	$10,494	$(1,820)
Depreciation and amortization	900	977	1,767	1,982
Interest expense, net	25	11	38	29
Provision for income taxes	(9,952)	-	(9,952)	8
EBITDA	1,594	(1,162)	2,347	199
Preopening expense	30	-	30	50
Non-cash stock-based compensation	43	52	89	147
Asset Impairment	76	1,753	76	1,753
GAAP rent-cash rent difference	(190)	(110)	(314)	(182)
Gain on restaurant asset sales and lease termination	(22)	(35)	(22)	(519)
One-time special allocation to Bad Daddy’s partnerships	-	-	-	516
Litigation contingencies	-	332	-	332
Adjusted EBITDA	$1,531	$830	$2,206	$2,296

Adjusted EBITDA is a supplemental measure of operating performance that does not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by GAAP, and our calculation thereof may not be comparable to that reported by other companies. This measure is presented because we believe that investors' understanding of our performance is enhanced by including this non-GAAP financial measure as a reasonable basis for evaluating our ongoing results of operations.

Adjusted EBITDA is calculated as net income before interest expense, provision for income taxes and depreciation and amortization and further adjustments to reflect the additions and eliminations presented in the table above.

Adjusted EBITDA is presented because: (i) we believe it is a useful measure for investors to assess the operating performance of our business without the effect of non-cash charges such as depreciation and amortization expenses and asset disposals, closure costs and restaurant impairments, and (ii) we use Adjusted EBITDA internally as a benchmark for certain of our cash incentive plans and to evaluate our operating performance or compare our performance to that of our competitors. The use of Adjusted EBITDA as a performance measure permits a comparative assessment of our operating performance relative to our performance based on our GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structures and cost of capital (which affect interest expense and income tax rates) and differences in book depreciation of property, plant and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management believes that Adjusted EBITDA facilitates company-to-company comparisons within our industry by eliminating some of these foregoing variations. Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies, and our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by excluded or unusual items.

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